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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 28, 1999
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                        Physicians Resource Group, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                    1-13778                    76-0456864
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


             14800 Landmark Blvd., Suite 500, Dallas, Texas 75240
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            (Address of principal executive offices)    (Zip Code)


    Registrant's telephone number, including area code  (972) 892-7200
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Item 5.  Other Events.

A press release dated January 28, 1999 that was issued by the Company regarding the status of its $9.5 million loan with NationsBank is filed as an exhibit to this report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit         Description                                     Reference
-------         -----------                                     ---------

99.1            News Release of Physicians Resource             Filed herewith
                Group, Inc., dated January 28, 1999

99.2            Second Forbearance Agreement effective          File herewith
                January 28, 1999 among Physicians
                Resource Group, Inc. and its subsidiaries, NationsBank, N.A., Lucius E. Burch, III,
                David Meyer, M.D. and Robert Alpert.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 9134, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PHYSICIANS RESOURCE GROUP, INC.



                              By:     /s/ David Meyer, Chairman
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Date: January 28, 1999